Exhibit 32.1

                       Section 906 Certification
               CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Annual Report on Form 10-K of Financial Federal Corporation for the year ended July 31, 2003, the undersigned officer, being the Chief Executive Officer of Financial Federal Corporation, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Annual Report on Form 10-K for the year ended July 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-K for the year ended July 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Financial Federal Corporation.

     This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-K.


October 24, 2003
----------------
Date
                              /s/ Paul R. Sinsheimer
                              -------------------------------------
                              Chief Executive Officer and President


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